UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2010

METHODE ELECTRONICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7401 West Wilson Avenue, Chicago, Illinois 60706

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (708) 867-6777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2010, the Board of Directors (the “Board”) of Methode Electronics, Inc. (the “Company”) promoted Thomas D. Reynolds to Chief Operating Officer of the Company, effective June 24, 2010.  Mr. Reynolds, 47, has served as Senior Vice President, Worldwide Automotive Operations, since September 2006 and prior thereto as Vice President and General Manager, North American Automotive Operations, since October 2001.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 24, 2010, the Board amended Article V of the Company’s By-Laws adding a new Section 9 to Article V of the Company’s By-Laws establishing the position of Chief Operating Officer, effective immediately.  A copy of the Company’s By-Laws, as amended and restated, is attached hereto as Exhibit 3.1.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

3.1                                 Amended and Restated By-Laws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.

Date: June 28, 2010	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
3.1	Amended and Restated By-Laws